================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         WESTERN RESERVE BANCORP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                                  P.O. BOX 585
                             MEDINA, OHIO 44258-0585
                              PHONE: (330) 764-3131




FELLOW SHAREHOLDERS:

    We cordially invite you to attend the Annual Meeting of Shareholders of Western Reserve Bancorp, Inc. to be held at Rustic Hills Country and Executive Club, 5399 River Styx Road, Medina, Ohio, on Wednesday, April 28, 1999, at 9:30 a.m.

    The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon. We have also enclosed a copy of the Company's 1998 Annual Report to Shareholders.

    In addition to the specific matters to be acted upon, there will be a report on the operations of the Company and its wholly owned subsidiary, Western Reserve Bank. Directors and officers of the Company and Bank will be present to respond to questions that shareholders may have.

    It is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

Sincerely,


/s/ P.M. JONES                                       /s/ EDWARD J. MCKEON

P.M. Jones                                           Edward J. McKeon
Chairman of the Board                                President and
                                                     Chief Executive Officer




Medina, Ohio
March 26, 1999

To the Shareholders of
Western Reserve Bancorp, Inc.

    The 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Western Reserve Bancorp, Inc. (the "Company") will be convened at Rustic Hills Country and Executive Club, 5399 River Styx Road, Medina, Ohio, on Wednesday, April 28, 1999, at 9:30 a.m., for the following purposes:

    1. To elect four (4) Class II directors to a three-year term, expiring at the annual meeting in 2002, or until their successors are elected and qualified.

    2. To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         Shareholders of record at the close of business on March 24, 1999 are entitled to notice of and to vote at the Annual Meeting.

         IMPORTANT: WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                                             WESTERN RESERVE BANCORP, INC.
                                             By order of the Board of Directors

                                             By: /s/ CYNTHIA A. MAHL

                                             Cynthia A. Mahl
                                             Secretary






Medina, Ohio
March 26, 1999

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                               MEDINA, OHIO 44256

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

    This proxy statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders' Meeting (the Annual Meeting) of Western Reserve Bancorp, Inc. to be held on April 28, 1999 and any adjournments thereof. Western Reserve Bancorp, Inc. (the Company) is a one-bank holding company owning all of the stock of Western Reserve Bank (the Bank).

    The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. Whether or not you are able to attend in person, it is important that your stock be represented at the Annual Meeting. To make sure your shares are represented at the Annual Meeting, please vote on each matter specified on the enclosed proxy card and return it dated and signed in the enclosed prepaid envelope.

    The cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Company, or its subsidiary, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on or before March 31, 1999.

    Unless revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by (i) filing written notice thereof with the Secretary of the Company at the address above; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. However, your mere presence at the Annual Meeting will not operate to revoke your proxy.

    The enclosed proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY WILL BE VOTED "FOR" PROPOSAL 1 AS SET FORTH HEREIN AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS NAMED IN THE PROXY ON ANY MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                VOTING PROCEDURES

    A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

    The four nominees for director who receive the largest number of votes cast "FOR" will be elected as directors if a quorum is present. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.


                          OUTSTANDING VOTING SECURITIES

    Shareholders of record at the close of business on March 24, 1999 are entitled to vote at the Annual Meeting. On that day there were issued and outstanding 320,267 shares of common stock. Each share of common stock is entitled to one vote. In the event there are not sufficient votes for a quorum or to approve any proposal at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.


                              BENEFICIAL OWNERSHIP

    Persons and groups owning in excess of 5 percent of the Company's stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (the "SEC"). A person who has or shares voting or investment power, or who has the right to acquire ownership at any time within 60 days, is considered the beneficial owner of the Company's stock.

    As of February 28, 1999, there was no one who was known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock, no par value per share. The number of shares owned by directors and executive officers as a group follows:

    Name and Address of                 Amount and Nature of        Percent of
    Beneficial Owner                    Beneficial Ownership          Class
-------------------------------------------------------------------------------
        All directors and executive
        officers as a group
        (12 persons)                       51,500 shares             16.08%

                              ELECTION OF DIRECTORS

                        PROPOSAL 1: ELECTION OF DIRECTORS

    Pursuant to the terms of the Code of Regulations of the Company, the Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by a majority of the directors or by a majority of the shareholders. The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of shareholders. At the forthcoming Annual Meeting, the shareholders will be asked to elect four directors to serve in Class II each of whom will serve until the annual meeting in 2002 or until a successor has been elected and qualified. Unless otherwise specified in any proxy, the proxies solicited and voted hereunder will be voted in favor for the election of the four nominees listed below. Each nominee is presently serving as a director of the Company. All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to act. However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company's Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of the Company.

    The names of the nominees for directors of the Company and the names of directors of the Company whose terms of office will continue after the Annual Meeting are listed in the following table. There were no arrangements or understanding pursuant to which the persons listed below were selected as directors or nominees for director.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                                                              Western         Shares              Percentage of
                                                              Reserve         of Stock            Common
Name and Principal                                            Bancorp, Inc.   Beneficially        Stock
Occupation for the                                            Director        Owned as of        (no par value)
Past Five Years (1)                         Age                Since          February 28, 1999   Outstanding
-------------------------------------------------------------------------------------------------------------------
CLASS II
NOMINEES FOR DIRECTORS WHOSE TERMS
  WILL END IN 2002

C. Richard Lynham                           57                   1997               2,500            0.78%

Owner, President & CEO
Harbor Castings, Inc.
(investment castings foundry)

Edward J. McKeon                            53                   1997                2,500           0.78%
President and
Chief Executive Officer
Western Reserve Bancorp, Inc.
and Western Reserve Bank

                                                              Western         Shares              Percentage of
                                                              Reserve         of Stock            Common
Name and Principal                                            Bancorp, Inc.   Beneficially        Stock
Occupation for the                                            Director        Owned as of        (no par value)
Past Five Years (1)                         Age                Since          February 28, 1999   Outstanding
-------------------------------------------------------------------------------------------------------------------
CLASS II (CONTINUED)
NOMINEES FOR DIRECTORS WHOSE
TERMS WILL END IN 2002

R. Hal Nichols                              56       1997                       5,000                1.72%
Director and Chairman                                                             500 (2)
Austin Associates, Inc.
(financial institution
consulting firm)

Rory H. O'Neil                              55       1997                       6,500                3.59%
Cofounder and Partner                                                           5,000 (3)
Liberty St. Brewing Company
(restaurant and micro-brewery)


CLASS III
CONTINUING DIRECTORS WHOSE
TERMS END IN 2000

Michael R. Rose                              50      1997                       5,000                1.56%
President
Washington Properties, Inc.
(real estate development)

Glenn M. Smith                               57      1997                       5,000                1.56%
 President
Smith Bros. Inc.
(landscape materials supplier)

Thomas A. Tubbs                              57      1997                      10,000                3.12%
Chief Executive Officer
The Tubbs Group
(insurance and financial services).

                                                              Western         Shares              Percentage of
                                                              Reserve         of Stock            Common
Name and Principal                                            Bancorp, Inc.   Beneficially        Stock
Occupation for the                                            Director        Owned as of        (no par value)
Past Five Years (1)                         Age                Since          February 28, 1999   Outstanding
-------------------------------------------------------------------------------------------------------------------
CLASS I
CONTINUING DIRECTORS WHOSE TERMS END IN 2001 (4)

Bijay K. Jayaswal, M.D.                     60                  1997               2,500             0.78%
President, Bijay K. Jayaswal
M.D., Inc.
(Physician)

P.M. Jones                                  69                  1997               3,500             1.25%
President and Owner                                                                  500 (3)
Transport Corporation, Inc.,
TCI Leasing and Leasing Times, Inc.
(automotive leasing)

Ray E. Laribee                              56                  1997               2,500             0.78%
Attorney & Partner
Laribee Hertrick & Kray


(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years. Mr. McKeon joined Western Reserve Bancorp, Inc. and its subsidiary, Western Reserve Bank, as President in October 1997. Mr. McKeon most recently was the President and Chief Executive Officer of Enterprise Bank, Solon, Ohio.
(2)      Owned by minor child(ren).
(3)      Owned by spouse.
(4) George R. Klein, a Class I director, resigned from the Board effective February 28, 1999. The Company is in the process of finding a replacement for Mr. Klein


                                 DIRECTORS' FEES

     During 1998, Western Reserve Bancorp, Inc. paid no salaries or fees to its non-officer directors. All of the directors and executive officers of the Company are also directors and officers of the Bank.


           COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

    The Board of Directors, which is responsible for the overall affairs of the Company, conducts its business through meetings of the Board. The Company's Board of Directors met twelve times during fiscal year 1998. The Board of Directors of the Company has not established any standing audit, nominating or compensation committees. The Board of Directors of the Company nominates directors for election by shareholders.

    The Company is the parent holding company of Western Reserve Bank, an Ohio bank having the same principal office address as the Company. The Company's only subsidiary and only significant asset is Western Reserve Bank. The Audit and Compensation Committees of the Western Reserve Bank Board of Directors function as the audit and compensation committees, respectively, of the Company. The Audit and Compensation Committees are described below.

    The Board of Directors of the Bank met three times for regularly scheduled meetings during 1998. This shortened schedule was due to the fact that the Bank was not given regulatory approval to operate until the fourth quarter of 1998. The Board of Directors of the Bank has a Loan Committee, an Audit Committee, a Compensation Committee and an Executive Committee.

    The Audit Committee met one time during the last fiscal year with the Bank's and Company's independent accountants, Crowe, Chizek and Company LLP, to review Crowe, Chizek's proposal for the 1998 annual audit, the scope of the audit and any additional items of importance such as internal accounting procedures and controls. Members of the Audit Committee were C. Richard Lynham (chairman), George Klein (who resigned from the Board effective February 28, 1999) and Glenn Smith.

    The Compensation Committee met once during the last fiscal year. This committee reviews executive compensation arrangements and benefits. Committee members were R. Hal Nichols (chairman), P.M. Jones, Ray Laribee, Rory O'Neil and Thomas Tubbs.

    The Loan Committee met three times during the last fiscal year to consider credit commitments and review the quality of the loan portfolio. Members of the Loan Committee were P.M. Jones, Edward McKeon, Ray Laribee, C.
Richard Lynham, Rory O'Neil, Michael Rose, Glenn Smith and Thomas Tubbs.

    The Executive Committee was formed to address issues that require attention prior to the next scheduled Board meeting. The Executive Committee did not meet during 1998. Members of the Executive Committee were Bijay Jayaswal, P.M. Jones, Ray Laribee, Edward McKeon, Rory O'Neil, Mike Rose and Thomas Tubbs.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, Executive Officers whose compensation, as defined, exceeded $100,000 in 1998, during each of the last two fiscal years. The Company was organized in 1977 and had no employees until Mr. McKeon started with the Company on September 27, 1997.


                           SUMMARY COMPENSATION TABLE

                                                                               Long-Term Compensation           All Other
                                                 ANNUAL COMPENSATION                   Awards               Compensation (1)
                                          ---------------------------------- -------------------------    ---------------------
    Name and Principal                                                                         Options
         Position               Year         Salary ($)        Bonus ($)            ($)        (#)                   ($)
--------------------------- ------------- ----------------- ---------------- ------------- -------------- ----------------------
Edward J. McKeon                1998          125,000           27,500           -0-          32,062
President and Chief             1997           35,066 (2)         -0-            -0-            -0-
Executive Officer

(1) Mr. McKeon received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.
(2)  Mr. McKeon commenced work for the Company on September 22,
     1997.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                 Number of           % of Total
                                Securities          Options/SARs
                                Underlying           Granted to         Exercise or
                               Options/SARs         Employees in        Base Price     Expiration Date
           Name                 Granted (#)          Fiscal Year         ($/share)
--------------------------- -------------------- -------------------- ---------------- -----------------
Edward J. McKeon                  22,444                53.4%             $20.00             2009
                                    3,206                7.6%              32.00             2009
                                    3,206                7.6%              36.00             2009
                                    3,206                7.6%              40.00             2009

The total number of shares granted to all executive officers as a group in 1998 was 42,062.

Options are vested and exercisable as follows: 25% after one year, 50% after two years, and 100% after three years.

 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                         Number of Unexercised
                                                         Options/SARs at Fiscal         Value of
                                                                Year-End               Unexercised
                                                                   (#)                 In-the-Money
                                                            Exercisable (E)/       Options/SARs at Fiscal
                                Shares Acquired on         Unexercisable (U)           Year-End(1)
           Name                    Exercise (#)                                              ($)
---------------------------- -------------------------- ------------------------- -------------------------
Edward J. McKeon                        -0-                    32,062 (U)                   $-0-


(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of year-end. There were no unexercised in-the-money options because the difference between the fair market value and the exercise price is $-0-.


                              EMPLOYMENT AGREEMENT

    The Company entered into an employment contract with Edward J. McKeon on August 25, 1997. The contract (as amended) provides that Mr. McKeon will serve as President of the Company and has a term that expires December 31, 2001, subject to earlier termination as set forth in the contract. In addition to an annual base salary of $125,000 per year, the contract also provides for adjustment to increase such amounts at the discretion of the Board of Directors of the Company comparable to that for other executives of the Bank. In addition, the employment agreement provides for fringe benefits to Mr. McKeon including life and disability insurance, a company automobile, reimbursement of moving expenses and vacation, and the reimbursement of appropriate business expenses, all of which the Board feels are appropriate for the President of the Bank and the Company. In addition, the employment agreement provides that in the event of termination of Mr. McKeon by the Company without "cause" (defined in the agreement as "his willful and repeated failure to perform his duties under the agreement unless cured within 30 days' notice"), the Company will be responsible for payment of the salary of Mr. McKeon through the date of termination, plus eighteen (18) months salary as severance. The agreement provides that the Company may terminate Mr. McKeon for "cause" with no further obligation to him. The employment agreement contains a covenant not to compete prohibiting Mr. McKeon from competing with the Company throughout the term of the employment agreement and for a period of two years after the termination of the agreement. The agreement also provided for the granting of options to Mr. McKeon to purchase shares representing up to ten percent (10%) of the Company's total outstanding shares at the conclusion of the initial offering of shares of the Company and the commencement of the operation of the Bank. Such options were granted and are discussed above.

                              SELECTION OF AUDITORS

    Crowe Chizek & Company, LLP ("Crowe Chizek") has served the Company as its independent auditors since the Company's organization in 1997. Selection of auditors for the current year is intended to be made at a future meeting of the Board of Directors of the Company. Representatives of Crowe Chizek are expected to be present at the annual meeting of shareholders with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the meeting.


                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with the Company's bank subsidiary. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features. The Company expects that similar transactions will occur in the future.

    Michael R. Rose, one of the Directors of the Company and the Bank, is in the business of real estate development and developed and built the building in which the Company and the Bank maintain their principal business office. Mr. Rose, doing business as Washington Properties, and the Company entered into a lease providing for the construction of a 2-story brick office building, 7,884 square feet of which have been leased for the main office of the Bank. The initial term of the lease is 10 years with two five-year renewal options. The initial rent is $104,463 per year, subject to adjustment as set forth in such lease. The Board of Directors approved the lease transaction with Mr. Rose abstaining from consideration of the matter. The Board believes that the rent to be paid to Mr. Rose and the other terms and conditions of the lease transaction are comparable to those which would be available from an unrelated party. As a requirement of the application for the chartering of the Bank filed with the Ohio Division of Financial Institutions, the Company obtained independent appraisals confirming the fair market value of such lease rates.

    R. Hal Nichols, one of the Directors of the Company and the Bank, is President and Chief Executive Officer of Austin Associates, Inc., a financial institution consulting firm based in Toledo, Ohio. The Company used the services of Austin Associates, Inc. in the process of the organization of the Bank. The Board believes that the fees paid to Austin Associates, Inc. and the other terms and conditions of the engagement of that firm were comparable to those which would have been available from an unrelated party.

    Section 16 of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and more than ten percent shareholders and certain trusts affiliated with such persons ("Insiders") to file with the Securities and Exchange Commission and the Company reports of their ownership of the Company securities. Based upon written representations and copies of reports furnished to the Company by Insiders, all Section 16 reporting requirements applicable to Insiders during 1998 were satisfied on a timely basis.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

    If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 2000, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 4015 Medina Road, Medina, Ohio 44256, prior to the close of business on December 1, 1999. On any other proposal raised by a shareholder for next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than February 12, 2000.

    The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in the Company's Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.


                                  OTHER MATTERS

    As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.


WESTERN RESERVE BANCORP, INC.

By:

/s/ P.M. JONES                                  /s/ EDWARD J. MCKEON

P.M. Jones                                      Edward J. McKeon
Chairman of the Board                           President and Chief Executive
                                                Officer

Medina, Ohio
March 26, 1999

                          WESTERN RESERVE BANCORP, INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 1999
           -----------------------------------------------------------

WESTERN RESERVE                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
BANCORP, INC.
4015 MEDINA ROAD      PROXY         The undersigned hereby appoints Glenn Smith and Cynthia A. Mahl as Proxies, each
P.O. BOX 585                        with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of stock of
MEDINA, OHIO 44258-0585             WESTERN RESERVE BANCORP, INC. held of record by the undersigned on March 24, 1999, at the
                                    Annual Meeting of Shareholders to be held on April 28, 1999, or any adjournment thereof.
1.       ELECTION OF FOUR (4) CLASS II DIRECTORS:                      Edward J. McKeon          C. Richard Lynham
                                                                       R. Hal Nichols            Rory H. O'Neil

         [ ] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below).

         [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

         (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME
          ON THE SPACE PROVIDED BELOW.)



         ------------------------------------------------------------------------------------------------------


2.       IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
         BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY WHEN PROPERLY EXECUTED                                                       PLEASE MARK, SIGN, DATE AND
WILL BE VOTED IN THE MANNER                                                             RETURN THE PROXY CARD PROMPTLY
DIRECTED HEREIN BY THE UNDERSIGNED                                                      USING THE ENCLOSED ENVELOPE.
SHAREHOLDER. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name appears.  When shares are held                      Signature _______________________________
by joint tenants, both should sign.  When signing as executor,
administrator, trustee or guardian, please give full title.                             Signature-------------------------------
If a corporation, please sign full corporate name by
President or other authorized officer.  If a partnership,                               Date-----------------------------------
please sign in partnership name by authorized person.

                                                                                  |_|  I (we) PLAN TO   [] I (we) DO NOT PLAN TO
                                                                                          attend the Annual Meeting of Shareholders
                                                                                          on April 28, 1999.
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